Financial Assets Measured at Fair Value through Profit and Loss	6 Months Ended
Jun. 30, 2025
Financial Assets Measured at Fair Value through Profit and Loss [Abstract]
FINANCIAL ASSETS MEASURED AT FAIR VALUE THROUGH PROFIT AND LOSS
5	FINANCIAL ASSETS MEASURED AT FAIR VALUE THROUGH PROFIT AND LOSS

	December 31, 2024	June 30, 2025
	RM	RM	US$
Quoted/Unquoted shares

At beginning of year	72,793	-	-
Disposal	(7,981)	-	-
Changes in fair value	(64,812)	-	-
Currency realignment	-	-	-
At end of year	-	-	-

The Company held an equity investment in Unique Fire Holding Berhad., with a carrying amount of RM7,981. In 2024, the Company disposed of the investment to a third party for a cash consideration of RM7,981.

The Company held an equity investment in Zero Carbon Farms Ltd., with a carrying amount of RM 64,812. In 2024, Zero Carbon Farms Ltd. has ceased business operation. As a result, the Company assessed the fair value of investment and loss of RM 64,812 was recognized in the profit or loss.

The above valuations are categorised under Level 3 of the fair value hierarchy, and are generally sensitive to the unobservable inputs. Any increase or decrease in transacted price would result in an increase or decrease in the fair value of the unquoted investments.

There are no transfers between Levels 1 and 2 and into or out of Level 3 during the year.